Exhibit 10.14

SUBSIDIARY GUARANTY SUPPLEMENT

December 13, 2010

GUARANTY SUPPLEMENT dated as of December 13, 2010 between SEED RESOURCES, L.L.C., a Michigan limited liability company (the “Additional Subsidiary Guarantor”), and CREDIT SUISSE AG, as Administrative Agent.

WHEREAS, the Subsidiary Guarantors party thereto and CREDIT SUISSE AG, as Administrative Agent, are parties to a Subsidiary Guaranty dated as of June 16, 2010 (as heretofore amended and/or supplemented, the “Guaranty”) under which the Subsidiary Guarantors guarantee the Obligations;

WHEREAS, Seed Resources, L.L.C. desires to become a party to the Guaranty as a Subsidiary Guarantor thereunder; and

WHEREAS, terms defined in the Guaranty (or whose definitions are incorporated by reference in Section 1 of the Guaranty) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Guarantee. The Additional Subsidiary Guarantor unconditionally guarantees the full and punctual payment of each Obligation when due (whether at stated maturity, upon acceleration or otherwise). The Additional Subsidiary Guarantor acknowledges that, by signing this Guaranty Supplement and delivering it to the Administrative Agent, the Additional Subsidiary Guarantor becomes a “Subsidiary Guarantor” for all purposes of the Guaranty and that its obligations under the foregoing Guarantee are subject to all the provisions of the Guaranty (including those set forth in Section 2 thereof) applicable to the obligations of a Subsidiary Guarantor thereunder.

2. Limitation on Obligations of Additional Subsidiary Guarantor. The obligations of the Additional Subsidiary Guarantor under its Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

3. Party to Guaranty. Upon delivering this Guaranty Supplement to the Administrative Agent, the Additional Subsidiary Guarantor will become a party to the Guaranty and will thereafter have all the rights and obligations of a Subsidiary Guarantor thereunder and be bound by all the provisions thereof as fully as if the Additional Subsidiary Guarantor were one of the original parties thereto.

4.	Representations and Warranties.

(a) The Additional Subsidiary Guarantor is duly organized, validly existing and in good standing under the laws of the State of Michigan.

(b) The execution and delivery of this Guaranty Supplement by the Additional Subsidiary Guarantor and the performance by it of its obligations under the Guaranty as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its Organizational Documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (except a Transaction Lien) on any of its assets.

(c) The Guaranty as supplemented hereby constitutes a valid and binding agreement of the Additional Subsidiary Guarantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and (ii) general principles of equity.

5. Applicable Law. THIS GUARANTY SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

6. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY SUPPLEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.

IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Guaranty Supplement to be duly executed as of the date first above written.

SEED RESOURCES, L.L.C.

By:	/s/ John T. Wilson
Name: John T. Wilson
Title: Vice President + Secretary

Accepted and agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Administrative Agent

By:	/s/ John Toronto
Name: John Toronto
Title: Director

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

[Signature Page to Subsidiary Guaranty Supplement]